CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST
Notice of Articles BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: October 21, 2016 10:19 AM Pacific Time

Incorporation Number:   C1093896

Recognition Date and Time: Continued into British Columbia on October 21, 2016 10:19 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

CYNAPSUS THERAPEUTICS INC.

REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
1600 - 925 WEST GEORGIA STREET	1600 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2 CANADA	VANCOUVER BC V6C 3L2 CANADA

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
1600 - 925 WEST GEORGIA STREET	1600 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2 CANADA	VANCOUVER BC V6C 3L2 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Bokar, Gregory M.

Mailing Address:	Delivery Address:
84 WATERFORD DRIVE	84 WATERFORD DRIVE
MARLBOROUGH MA 01752 UNITED STATES	MARLBOROUGH MA 01752 UNITED STATES

Last Name, First Name, Middle Name:

Reynolds, Douglas

Mailing Address:	Delivery Address:
6790 CENTURY AVENUE, SUITE 100 MISSISSAUGA ON L5N 2V8 CANADA	6790 CENTURY AVENUE, SUITE 100 MISSISSAUGA ON L5N 2V8 CANADA

Last Name, First Name, Middle Name:

Freeman, Stephen L.

Mailing Address:	Delivery Address:
84 WATERFORD DRIVE	84 WATERFORD DRIVE
MARLBOROUGH MA 01752 UNITED STATES	MARLBOROUGH MA 01752 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

Continuation Application	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies

FORM 16 BUSINESS CORPORATIONS ACT Section 302
CAROL PREST

FILING DETAILS:	Continuation Application for:
CYNAPSUS THERAPEUTICS INC.

Incorporation Number: C1093896

Filed Date and Time:	October 21, 2016 10:19 AM Pacific Time

Recognition Date and Time:	Continued into British Columbia October 21, 2016 10:19 AM Pacific Time

CONTINUATION APPLICATION

Name Reservation Number:	Name Reserved:
NR4820973	CYNAPSUS THERAPEUTICS INC.

PREVIOUS FOREIGN JURISDICTION INFORMATION

Identifying Number in Foreign Jurisdiction:	Name in Foreign Jurisdiction:

955505-6	Cynapsus Therapeutics Inc.

Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:	Foreign Jurisdiction:

January 01, 2016	FEDERAL

Authorization for Continuation

The authorization for the continuation into BC from the foreign corporations jurisdiction was filed.

NOTICE OF ARTICLES

Name of Company:

CYNAPSUS THERAPEUTICS INC.

REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
1600 - 925 WEST GEORGIA STREET	1600 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2 CANADA	VANCOUVER BC V6C 3L2 CANADA

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
1600 - 925 WEST GEORGIA STREET	1600 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2 CANADA	VANCOUVER BC V6C 3L2 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Bokar, Gregory M.

Mailing Address:	Delivery Address:
84 WATERFORD DRIVE	84 WATERFORD DRIVE
MARLBOROUGH MA 01752 UNITED STATES	MARLBOROUGH MA 01752 UNITED STATES

Last Name, First Name, Middle Name:

Reynolds, Douglas

Mailing Address:	Delivery Address:
6790 CENTURY AVENUE, SUITE 100 MISSISSAUGA ON L5N 2V8 CANADA	6790 CENTURY AVENUE, SUITE 100 MISSISSAUGA ON L5N 2V8 CANADA

Last Name, First Name, Middle Name:

Freeman, Stephen L.

Mailing Address:	Delivery Address:
84 WATERFORD DRIVE	84 WATERFORD DRIVE
MARLBOROUGH MA 01752 UNITED STATES	MARLBOROUGH MA 01752 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached